PRESS RELEASE
For Immediate Release

Date:	April 16, 2009
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER EARNINGS

DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (NYSE Amex–CTO) today reported net income of $322,206 or $.06  earnings per basic share and earnings before depreciation, amortization and deferred taxes (EBDDT) of $858,325 or $.15 per basic share for the quarter ended March 31, 2009.  The comparable numbers for the first quarter of 2008 were a net income of $156,124 or $.03 earnings per basic share and EBDDT of $348,037 or $.06 per basic share.
EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.
William H. McMunn, president and chief executive officer, stated, “Our business plan was designed to allow the Company to be profitable during slow economic periods.  The current economic environment for the real estate industry and the economy as a whole has proven to be much more challenging than anticipated.  However, in these difficult times, with no land closings in the first quarter of 2009, we were able to record positive operating results.  Our income property portfolio created by the conversion of land sales utilizing tax-deferred exchanges provides stable revenues to produce overall net income.  Decreased stock option expenses also favorably impacted first quarter earnings.”
Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of net lease income properties strategically located in the Southeast, maximizing shareholder value through the efficient utilization of 1031 tax-deferred exchanges.  The Company has low long-term debt and generates over $9 million annually before tax cash flow from its real estate portfolio.  The Company also engages in selective self-development of targeted income properties. The Company’s adopted strategy is designed to provide the financial strength and cash flow to weather difficult real estate cycles.  Visit our website at www.ctlc.com.

“Safe Harbor”
Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2009, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the impact of a prolonged recession or further downturn in economic conditions; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.
While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.
Disclosures in this press release regarding the Company’s first quarter financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended March 31, 2009.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.
This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

Important Additional Information
The Company has filed with the Securities and Exchange Commission ("SEC") and mailed to its shareholders a definitive proxy statement dated April 8, 2009 in connection with the solicitation of proxies for its 2009 annual meeting of shareholders. Shareholders are strongly advised to read the Company's definitive proxy statement and the accompanying WHITE proxy card because they contain important information. Shareholders may obtain copies of the Company's definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC in connection with its 2009 annual meeting of shareholders free of charge at the SEC’s website at www.sec.gov, on the Company's website at http://ctlc.com/2009_proxy.html or by writing to our Corporate Secretary at Post Office Box 10809, Daytona Beach, Florida, 32120-0809. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, The Altman Group, toll-free at (866) 620-1450 or by email at pcasey@altmangroup.com. The Company, its directors and its executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2009 annual meeting of shareholders. Information concerning persons who may be considered participants in the solicitation of the Company's shareholders under the rules of the SEC is set forth in the Company's definitive proxy statement filed with the SEC on April 8, 2009 and its Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on March 12, 2009.

EARNINGS NEWS RELEASE

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2009	2008

REVENUES	$3,845,927	$3,938,496

NET INCOME	$322,206	$156,124

BASIC & DILUTED EARNINGS PER SHARE:
NET INCOME	$0.06	$0.03

RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2009	2008
NET INCOME	$322,206	$156,124

ADD BACK:

DEPRECIATION & AMORTIZATION	682,887	624,930

DEFERRED TAXES	(146,768)	(433,017)

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$858,325	$348,037

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,726,509	5,726,182

BASIC EBDDT PER SHARE	$0.15	$0.06

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND THE CHANGE IN DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

CONSOLIDATED BALANCE SHEETS

	MARCH 31,	DECEMBER 31,
	2009	2008
ASSETS
Cash	263,798	388,787
Restricted Cash	--	462,765
Investment Securities	5,188,024	5,260,868
Notes Receivable	4,153,693	4,153,693
Land and Development Costs	19,935,142	18,973,138
Intangible Assets	4,904,527	5,009,819
Other Assets	5,940,359	6,048,126
	$40,385,543	$40,297,196

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	12,942,267	12,643,391
Golf Buildings, Improvements & Equipment	11,771,488	11,750,711
Income Properties Land, Buildings & Improvements	116,519,767	116,517,534
Other Building, Equipment and Land Improvements	3,207,146	3,207,845
Construction in Process	2,040,788	1,217,549
Total Property, Plant and Equipment	146,481,456	145,337,030
Less, Accumulated Depreciation and Amortization	(13,062,833)	(12,488,163)
Net - Property, Plant and Equipment	$133,418,623	$132,848,867

TOTAL ASSETS	$173,804,166	$173,146,063

LIABILITIES
Accounts Payable	524,335	706,095
Accrued Liabilities	7,277,623	7,204,749
Accrued Stock Based Compensation	821,461	1,190,725
Pension Liability	3,103,015	3,127,230
Income Taxes Payable	569,750	1,236,206
Deferred Income Taxes	33,169,668	33,316,436
Notes Payable	10,845,457	8,550,315

TOTAL LIABILITIES	$56,311,309	$55,331,756

SHAREHOLDERS' EQUITY
Common Stock	5,723,268	5,727,515
Additional Paid in Capital	5,131,246	5,217,955
Retained Earnings	109,305,516	109,556,103
Accumulated Other Comprehensive Loss	(2,667,173)	(2,687,266)

TOTAL SHAREHOLDERS' EQUITY	$117,492,857	$117,814,307

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$173,804,166	$173,146,063

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